American Airlines, Inc.
6-1162-TRW-0670
Page

6-1162-TRW-0670

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616

Subject:                      Miscellaneous Commitments for Model 787 Aircraft

Reference:	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

For ease of reference, a “Table of Contents” has been added as Attachment A to this Letter Agreement.

1.                AGTA.

1.1           Taxes.

Section 2.2 of the AGTA is replaced in full by the following new provision:

“2.2           Taxes.

2.2.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2.3                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]..

2.2.4             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2.5                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2.6                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2           Customs Duties.

1.2.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2.2                      Boeing provides the information in the preceding Section 1.2.1 to Customer as a courtesy, and not in lieu of professional opinions rendered by counsel of Customer’s choice, subject to the limitations that Boeing assumes no responsibility for the accuracy or timeliness of such information, and that Customer agrees it will assert no claim against Boeing based on such information.

1.3           Rate of Interest.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4           Advanced Payment Increases.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.5           FAA Manufacturer Changes.

Section 3.2.2 of the AGTA is replaced in full by the following new provision:
“3.2.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

1.6           FAA Operator Changes.

Section 3.3.2 of the AGTA is replaced in full by the following new Section 3.3.2:
“3.3.2                      Cost of Operator Changes.

3.3.2.1                    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].:

(a)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.3.2.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.3.2.3                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].,

(b)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

1.7	Development Change and Manufacturer Change Production Revision Records.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.8           Part 121 Compliance Review.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.9           Condition of Aircraft Suffering Damage.

The AGTA is amended by adding the following new Section 5.6 after Section 5.5 of the AGTA.

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”
.”

1.10           Target Delivery Dates.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.11           Customer Delay in Acceptance of Aircraft.

Section 6.4 of the AGTA is replaced in full by the following new provision:
           “[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.12           Customer Delay Due to Allied Pilots Association Strike.

The following new Section 6.5 is added to the AGTA after Section 6.4:

“6.5           Customer Delay Due to Allied Pilots Association Strike.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

6.5.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

6.5.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.5.3                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

1.13           Liquidated Damages and Right of Termination.

1.13.1                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.13.3                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.13.4                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.14           Notice to Customer in the Event of an Excusable Delay.

Section 7.2 of the AGTA is replaced in full by the following new provision:
“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

1.15           Aircraft Damaged Beyond Repair.

Section 7.5 of the AGTA is replaced in full by the following new provision:

“7.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

1.16           Termination.

Section 7.6 of the AGTA is replaced in full by the following new provision:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.17           Excusable Delay.

The AGTA is amended by adding the following provision immediately following Section 7.7:

“7.8                  Section 7.5 of the AGTA is replaced in full by the following new provision:

“7.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

1.18           Risk Allocation/Insurance.

1.18.1                      Article 8 of the AGTA is replaced in full by the following new provisions:

“Article 8.                                Risk Allocation/Insurance.

8.1           [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1.2             Boeing Insurance.

(a)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
.

8.1.3             Definition of Customer.  For the purpose of Section 8.1, the term “Customer” includes American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or delegated any duties as permitted under the applicable Purchase Agreement, the permitted assignees under the applicable Purchase Agreement, and their respective directors, officers and employees.

8.2                  Title and Risk with Customer.

8.2.1             [CONFIDENTIAL PORTION OMITTED AND
FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.2.2             [CONFIDENTIAL PORTION OMITTED AND
FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.2.3                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.2.4                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.2.5                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.2.6             Definition of Boeing.  For purposes of this Article 8.2, the term “Boeing” includes The Boeing Company, its divisions, any wholly-owned subsidiary of The Boeing Company which is assigned any rights or obligations in accordance with Section 9.1 of the AGTA, the permitted assignees under the applicable Purchase Agreement, provided that such assignees or subsidiaries have performed services under the Customer Support Document to the AGTA and Supplemental Exhibit CS1 to the Purchase Agreement, and their respective directors, officers and employees.”

1.18.2                      The insurance certificate provided by Boeing pursuant to Section 8.1.2(c) of the AGTA (as amended by this Letter Agreement) shall be substantially in the form of the certificate attached to this Letter Agreement as Attachment B.

1.19           Alteon Interface Commitment.

1.19.1                  Section 9.1.5 of the AGTA is replaced in full by the following new provisions:

“9.1.5                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

9.1.5.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.1.5.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.20           Exculpatory Clause in Post-Delivery Sale or Lease.

Section 9.7 of the AGTA is replaced in full by the following new provision:

“9.7           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
”

1.21           Termination for Certain Events.

1.21.1                      Article 10 of the AGTA is replaced in full by the following new provision:

“Article 10.                                Termination for Certain Events.

10.1           Termination.  If either party:

(i)  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(ii)  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.22           FAA Grounding.

1.22.1                  [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.22.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.23           FAA ETOPS Prevention.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.24           Duplicate Remedies.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.           Line Station Spare Parts Support.

Customer, at its option, may participate in the use of spare parts held by Boeing at any line station in accordance with the reasonable terms and conditions set forth by Boeing for such participation.

3.           Product Assurance (Exhibit C).

3.1           Disclaimer and Release; Exclusion of Liabilities.

Section 11 of Part 2 of the Product Assurance Document is replaced in full by the following new provision:

“11.           Disclaimer and Release; Exclusion of Liabilities.

11.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(A)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(B)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(C)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(D)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
.

11.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.4           Definitions.  For the purpose of this Section 11, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, Affiliates, the assignees of each, and their respective directors, officers, employees and agents.”

3.2           Reimbursement for Service Bulletin Corrections.

Section 7.3.2 of Part 2 of the Product Assurance Document is replaced in full by the following provision:

“7.3.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)	[CONFIDENTIAL PORTION OMITTED AND
FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b)	[CONFIDENTIAL PORTION OMITTED AND
FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.3           FAR 145 Requirements.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.4           Warranty Claim, Response and Payment Time.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.5           Maximum Reimbursement.

The following provision is added to the end of Section 4.5 of Part 2 to the Product Assurance Document:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

3.6           Additional Service Life Policy Covered Components.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

3.6.1                  Additional Service Life Policy Covered Components.

3.6.1.1                      For purposes of Part 3 of the Product Assurance Document, the following additional items (Additional SLP Components) shall be deemed to be “SLP Components”, as defined in Section 1 of Part 3 of the Product Assurance Document:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.6.1.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.6.1.3                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.6.2                      [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
.

3.6.2.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(i)	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(ii)	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(iii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.7           Conditions and Limitations to the Service Life Policy.

3.7.1                      The following Section 4.5 is added to Part 3 of the Product Assurance Document:

“4.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

3.7.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.8	Boeing Back-Up of Supplier Turnaround Time Commitments.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.9           Supplier Warranty Commitment.

Section 1 of Part 4 of the Product Assurance Document is replaced in full by the following new Section 1:

“1.           Supplier Warranties and Supplier Patent Indemnities.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

3.10           Engine/Airframe Interface Commitment.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(b)                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c)                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
.

3.11           Boeing Indemnities Against Patent and Copyright Infringement.

Part 6 of the Product Assurance Document is replaced in full by the following new provision:

“PRODUCT ASSURANCE DOCUMENT

PART 6:                      BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT INFRINGEMENT AND TRADE SECRET MISAPPROPRIATION

1.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)            [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.           Indemnity Against Copyright Infringement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
:

(a)            [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.           Indemnity Against Trade Secret Misappropriation.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.           Exceptions, Limitations and Conditions.

4.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.6           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.7           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.8           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.9           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.10           For the purposes of this Part 6, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.

4.11            For the purposes of this Part 6, “Customer” is defined as American Airlines, Inc., its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.”

4.           Performance.

4.1           Performance Guarantees/Data Base Changes.

4.1.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1.3                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(d)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1.4                      Upon the occurrence of any performance data base change, Boeing agrees to take the following action:

(a)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(d)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(e)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1.5                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1.6                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.           [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.6           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.7           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.           Assignment.

This Letter Agreement is being provided to Customer as an accommodation and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

7.           Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the applicable Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By

Its            Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    , 2008

AMERICAN AIRLINES, INC.

By

Its

Attachment A - Table of Contents
Attachment B - Form of Insurance Certificate of Boeing

P.A.  No. 3219
Miscellaneous Commitments for Model 787 Aircraft
BOEING PROPRIETARY

Attachment A to
6-1162-TRW-670 Page

Table of Contents

Subject                                                                               Paragraph

1.      AGTA

Taxes (Art. 2)                                                                                           1.1

Customs Duties (Art. 2)                                                                                                     1.2

Rate of Interest (Art. 2)                                                                                           1.3

Advanced Payment Increases (Art. 2)                                                                                                                1.4

FAA Manufacturer Changes (Art. 3)                                                                                                                1.5

FAA Operator Changes (Art. 3)                                                                                                     1.6

Development Change and Manufacturer Change Production

Revision Records (Art. 4)                                                                                                     1.7

Part 121 Compliance Review (Art. 4)                                                                                                                1.8

Condition of Aircraft Suffering Damage (Art. 5)1.9

Target Delivery Dates (Art. 6)                                                                                                     1.10

Customer Delay in Acceptance of Aircraft (Art. 6)                                                                                                                1.11

Customer Delay Due to Allied Pilots Association Strike (Art. 6)1.12

Liquidated Damages and Right of Termination (Art. 7)1.13

Notice to Customer in the Event of an Excusable Delay (Art. 7)1.14

Aircraft Damaged Beyond Repair (Art. 7)                                                                                                                1.15

Termination (Art. 7)                                                                                           1.16

Excusable Delay (Art. 7)                                                                                                     1.17

Risk Allocation/Insurance (Art. 8)                                                                                                     1.18

Alteon Interface Commitment (Art 9)                                                                                                                1.19

Exculpatory Clause in Post-Delivery Sale or Lease (Art. 9)1.20

Termination for Certain Events (Art. 10)                                                                                                                1.21

FAA Grounding                                                                                           1.22

FAA ETOPS Prevention                                                                                                     1.23

Duplicate Remedies                                                                                           1.24

2.      Line Station Spare Parts Support

3.      Product Assurance (Exhibit C)

Disclaimer and Release; Exclusion of Liabilities (Part 2)3.1

Reimbursement for Service Bulletin Corrections (Part 2)3.2

FAR 145 Requirements (Part 2)                                                                                                     3.3

Warranty Claim, Response and Payment Time (Part 2)3.4

Maximum Reimbursement (Part 2)                                                                                                                3.5

Additional Service Life Policy Covered Components (Part 3)3.6

Conditions and Limitations to the Service Life Policy (Part 3)3.7

Boeing Back-Up of Supplier Turnaround Time3.8

Commitments (Part 4)

Supplier Warranty Commitment (Part 4)                                                                                                                3.9

Engine/Airframe Interface Commitment (Part 5)3.10

Boeing Indemnities Against Patent and Copyright                                                                                                                3.11

Infringement (Part 6)

4.      Performance

Performance Guarantees/Data Base Changes                                                                                                                4.1

5.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.  Assignment

7.  Confidential Treatment

P.A.  No. 3219
Miscellaneous Commitments for Model 787 Aircraft
BOEING PROPRIETARY

Sample Insurance Certificate (Boeing)

BROKER’S  LETTERHEAD

[ date ]

Certificate of Insurance Ref. No.

THIS IS TO CERTIFY TO:

American Airlines, Inc. (hereinafter “American”)
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

that Insurers, EACH FOR HIS OWN PART AND NOT ONE FOR THE OTHER, are providing the following insurance:

NAMED INSURED:	The Boeing Company (hereinafter “Boeing”)

ADDRESS OF INSURED:	Post Office Box 3707
Seattle, Washington 98124-2207

PERIOD OF INSURANCE:	See attached Schedule of Insurers

GEOGRAPHICAL LIMITS:	Worldwide

EQUIPMENT INSURED:
All Boeing [model] [type] aircraft owned or operated by American that are the subject of that certain Purchase Agreement No._______ dated _______, 20xx between American and Boeing, as more particularly described on the attached Schedule of Aircraft, as such schedule may be amended from time to time.

P.A.  No. 3219
Miscellaneous Commitments for Model 787 Aircraft
BOEING PROPRIETARY

DESCRIPTION OF COVERAGES

A. AIRCRAFT HULL INSURANCE
All risks of ground and flight physical damage coverage in respect of all aircraft owned by, leased to or operated by the Named Insured, including the Aircraft and any engines (including the Engines) and any parts (including the Parts) while attached to any such Aircraft or removed therefrom but not replaced, subject to policy terms, conditions, limitations, exclusions and deductibles.

Amount of Insurance:	Agreed Value (as per Policy terms and conditions).

B. AIRCRAFT LIABILITY INSURANCE
Aircraft Liability Insurance, including Bodily Injury (including passengers), Property Damage, Aircraft Liability, Passenger Legal Liability, Premises/Operations Liability, Personal Injury, and Contractual Liability Insurance, subject to policy terms, conditions, limitations, exclusion and deductibles.

Limit of Liability:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
.

P.A.  No. 3219
Miscellaneous Commitments for Model 787 Aircraft
BOEING PROPRIETARY

SPECIAL PROVISIONS APPLICABLE TO THE ADDRESSEE(S)

Subject to the policy terms, conditions, limitations, exclusions and deductibles and solely with respect to Purchase Agreement No._____ dated as of _____, 1997 (the “Purchase Agreement”) between American and The Boeing Company (“Boeing”), the policies set forth in the attached Schedule of Insurers are amended to include the following:

1.
Solely with respect to Aircraft Liability Insurance, American is included as an additional Insured, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;

2.
Solely with respect to Aircraft Hull Insurance, each Insurer agrees to waive any rights of subrogation against American to the extent that Boeing has waived such rights by the terms of its agreements to indemnify American pursuant to the Purchase Agreement;

3.
Solely with respect to Aircraft Liability Insurance, to the extent American is insured hereunder, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

4.
Solely with respect to Aircraft Liability Insurance, to provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issue to each;

5.
Solely with respect to Aircraft Liability Insurance, such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of American, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;

6.
Each of the Aircraft Liability Insurance policy and Aircraft Hull Insurance policy provides that:  American shall not have any obligation or liability for premiums, commissions, calls or assessments in connection with such insurance;

7.
With respect to the Aircraft Liability Insurance, if a policy is canceled for any reason whatsoever, any substantial change is made which would reduce the amount of coverage as certified herein, or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to American for thirty (30) days after receipt by American of written notice from the Insurers or their authorized representatives or Broker of such cancellation, change or lapse; and

8.
For the purposes of the Certificate, “American” is defined as American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or obligations in accordance with Article 9.1 of the AGTA, the assignees of each permitted under the applicable Purchase Agreement, and their respective directors, officers and employees.

P.A.  No. 3219
Miscellaneous Commitments for Model 787 Aircraft
BOEING PROPRIETARY

THE BOEING COMPANY
AND ALL ITS SUBSIDIARIES

SCHEDULE OF SUBSCRIBING INSURERS
POLICY TERM: DECEMBER 1, 1996 TO DECEMBER 1, 1997

COVERAGES:

Aircraft Hull and Liability Insurance

POLICY
SUBSCRIBING INSURERS FOR 100% PARTICIPATIONNUMBER

SEVERAL LIABILITY NOTICE

The subscribing insurers’ obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions.  The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligation.

P.A.  No. 3219
Miscellaneous Commitments for Model 787 Aircraft
BOEING PROPRIETARY

Subject to the terms, conditions, limitations and exclusions of the relative policies except for the specific declarations contained in this certificate.

(signature)

(typed name)

(title)

P.A.  No. 3219
Miscellaneous Commitments for Model 787 Aircraft
BOEING PROPRIETARY